UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2023

AVENIR WELLNESS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55908	37-1765151
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5805 Sepulveda Blvd., Suite 801
Sherman Oaks, California	91411
(Address of principal executive offices)	(Zip Code)

 (424) 273-8675

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth in Item 5.02(e) below are incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Avenir Wellness Solutions, Inc. (the “Company”) previously entered into the Employment Agreement dated as of October 2, 2020 with Ms. Duitch as Chief Strategy Officer-Wellness of the Company, and as Chief Executive Officer of Sera Labs, Inc., of which expired on October 2, 2022.

On March 8, 2023, the Company entered into the Employment Agreement with Ms. Duitch (the “Employment Agreement”) as the Company’s Chief Executive Officer effective as of January 1, 2023. The term of the Employment Agreement is for two years unless terminated earlier pursuant to the terms of the Employment Agreement, and will be automatically extended, upon the same terms and conditions, for a period of one year unless either party provides written notice of its intention not to extend the term of the Employment Agreement. The Employment Agreement provides Ms. Duitch with: (i) a base salary of $275,000 per year; and (ii) an incentive discretionary bonus, of which will be determined by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) prior to January 31 of each year, which date may be extended to March 31 at the Compensation Committee’s discretion, and the Compensation Committee will promptly provide certification following achievement of the applicable goals, which shall be based upon business plans, forecasts and metrics presented by management of the Company and approved by the Compensation Committee on an annual basis. Ms. Duitch is entitled to 20 days’ vacation time during each year and other benefits as described in the Employment Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated as of January 1, 2023, by and between Avenir Wellness Solutions, Inc. and Nancy Duitch.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENIR WELLNESS SOLUTIONS, INC.

Date: March 8, 2023	By:	/s/ Nancy Duitch
	Name:	Nancy Duitch
	Title:	Chief Executive Officer

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